Schedule of Investments New York Municipal Fund Inc.^

(Unaudited) January 31, 2022

Principal Amount		Value
Municipal Notes 164.4%
American Samoa 0.8%
$500,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	$566,168
California 4.9%
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	112,500	(a)(b)
345,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	256,902	(a)
3,115,000	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured), 0.00%, due 8/1/2024	3,015,376
		3,384,778
Guam 2.1%
500,000	Guam Gov't Bus. Privilege Tax Rev. Ref., Ser. 2021-F, 4.00%, due 1/1/2042	543,896
750,000	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2021-A, 5.00%, due 11/1/2035	910,089
		1,453,985
Illinois 1.5%
1,000,000	Chicago G.O. Ref., Ser. 2003-B, 5.00%, due 1/1/2023	1,038,973
Kansas 1.0%
	Goddard Kansas Sales Tax Spec. Oblig. Rev. (Olympic Park Star Bond Proj.)
315,000	Ser. 2019, 3.60%, due 6/1/2030	316,015
420,000	Ser. 2021, 3.50%, due 6/1/2034	399,996
		716,011
Louisiana 0.8%
500,000	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A, 7.63%, due 12/15/2028	527,217
New York 140.9%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
380,000	Ser. 2014-A, 5.00%, due 12/1/2027	414,565
375,000	Ser. 2014-A, 5.00%, due 12/1/2028	408,015
270,000	Ser. 2014-A, 5.00%, due 12/1/2029	293,052
750,000	Broome Co. Local Dev. Corp. Rev. (Good Shepherd Village at Endwell, Inc. Proj.), Ser. 2021, 4.00%, due 1/1/2047	810,693
1,645,000	Broome Co. Local Dev. Corp. Rev. (United Hlth. Svc.), Ser. 2020, (AGM Insured), 3.00%, due 4/1/2045	1,653,650
500,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. (Tapestry Charter Sch. Proj.), Ser. 2017-A, 5.00%, due 8/1/2047	550,332
1,325,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 5.00%, due 6/1/2035	1,444,164
	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park)
500,000	Ser. 2015, 5.00%, due 11/15/2027	560,438
500,000	Ser. 2015, 5.00%, due 11/15/2028	558,293
	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College)
270,000	Ser. 2014-A, 5.00%, due 6/1/2026	294,574
225,000	Ser. 2014-A, 5.00%, due 6/1/2029	244,607
	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.)
250,000	Ser. 2014, 5.00%, due 7/1/2022	254,624
500,000	Ser. 2014, 5.00%, due 7/1/2029 Pre-Refunded 7/1/2024	545,866
1,250,000	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/2045	1,331,652

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Fund Inc.^

(Unaudited) (cont’d)

Principal Amount		Value
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
$155,000	Ser. 2015, 5.00%, due 6/1/2026	$170,602
125,000	Ser. 2015, 5.00%, due 6/1/2027	137,200
195,000	Ser. 2015, 5.00%, due 6/1/2028	213,306
220,000	Ser. 2015, 5.00%, due 6/1/2029	239,762
325,000	Ser. 2015, 5.00%, due 6/1/2030	353,212
565,000	Build NYC Res. Corp. Rev., Ser. 2014, 5.00%, due 11/1/2024	616,895
750,000	Build NYC Res. Corp. Rev. (Metro. Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%, due 6/1/2047	816,520	(a)
575,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	612,925	(a)
450,000	Build NYC Res. Corp. Rev. (New World Preparatory Charter Sch. Proj.), Ser. 2021-A, 4.00%, due 6/15/2056	470,391
750,000	Build NYC Res. Corp. Rev. (Shefa Sch. Proj.), Ser. 2021-A, 5.00%, due 6/15/2051	847,172	(a)
205,000	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int'l Cultures), Ser. 2013-A, 3.88%, due 4/15/2023	208,222
120,000	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014, 4.50%, due 1/1/2025	127,196	(a)
	Dutchess Co. Local Dev. Corp. Rev. (Culinary Institute of America Proj.)
200,000	Ser. 2016-A-1, 5.00%, due 7/1/2041	220,342
275,000	Ser. 2016-A-1, 5.00%, due 7/1/2046	301,400
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
405,000	Ser. 2018, 5.00%, due 7/1/2031	472,128
425,000	Ser. 2018, 5.00%, due 7/1/2032	494,774
450,000	Ser. 2018, 5.00%, due 7/1/2033	523,108
500,000	Metro. Trans. Au. Rev., Subser. 2012-G-1, (LOC: Barclays Bank PLC), 0.12%, due 11/1/2032	500,000	(c)
	Metro. Trans. Au. Rev. (Green Bond)
1,500,000	Ser. 2020-C-1, 5.00%, due 11/15/2050	1,742,469
2,000,000	Ser. 2020-D-3, 4.00%, due 11/15/2049	2,142,805
300,000	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/2029	319,793
	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.)
500,000	Ser. 2013-A, 5.00%, due 10/1/2024	530,985
500,000	Ser. 2013-A, 5.00%, due 10/1/2025	530,071
250,000	Ser. 2013-A, 4.00%, due 10/1/2026	260,238
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
1,120,000	Ser. 2012-A, 5.00%, due 6/1/2023	1,134,226
210,000	Ser. 2012-A, 5.00%, due 6/1/2025	212,389
1,265,000	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (AGM Insured), 5.00%, due 9/1/2027	1,378,816
2,000,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/2028 Pre-Refunded 4/1/2023	2,099,264
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.)
500,000	Ser. 2014, 5.00%, due 7/1/2023	528,657
1,000,000	Ser. 2014, 5.00%, due 7/1/2027	1,086,232
4,175,000	Nassau Co. Tobacco Settlement Corp. Asset Backed, Ser. 2006-A-3, 5.13%, due 6/1/2046	4,251,725
1,500,000	New York City IDA Rev. (Queens Ballpark Co. LLC), Ser. 2021-A, (AGM Insured), 3.00%, due 1/1/2046	1,522,453
3,000,000	New York City IDA Rev. (Yankee Stadium Proj.), Ser. 2020, (AGM Insured), 3.00%, due 3/1/2049	3,046,295
750,000	New York City Trust for Cultural Res. Ref. Rev. (Lincoln Ctr. for the Performing Arts, Inc.), Ser. 2020-A, 4.00%, due 12/1/2035	850,599
500,000	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014, 5.38%, due 11/15/2040	545,350	(a)

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Fund Inc.^

(Unaudited) (cont’d)

Principal Amount		Value
$2,000,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due 10/1/2035	$2,649,740
750,000	New York Liberty Dev. Corp. Rev. Ref. (Bank of America Tower at One Bryant Park Proj.), Ser. 2019, Class 3, 2.80%, due 9/15/2069	751,979
1,815,000	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.00%, due 7/1/2027 Pre-Refunded 7/1/2024	1,893,981
780,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.63%, due 7/1/2025	814,118
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2020, 4.00%, due 7/1/2046	837,046
1,375,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser. 2012, 4.00%, due 7/1/2028 Pre-Refunded 7/1/2022	1,395,043
2,540,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Univ. Dorm. Fac.), Ser. 2018-A, 5.00%, due 7/1/2048	2,999,941
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group)
460,000	Ser. 2014-A, 4.00%, due 1/1/2026	486,933
470,000	Ser. 2014-A, 4.00%, due 1/1/2027	496,485
200,000	Ser. 2014-A, 4.00%, due 1/1/2028	210,540
275,000	Ser. 2014-A, 4.13%, due 1/1/2029	289,499
1,350,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/2028 Pre-Refunded 7/1/2023	1,429,738
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Vaughn College of Aeronautics & Technology), Ser. 2016, 5.00%, due 12/1/2026	795,313	(a)
1,500,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Oblig. Group), Ser. 2018-A, 5.00%, due 8/1/2035	1,765,162
	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.)
400,000	Ser. 2017, 5.00%, due 12/1/2035	461,654	(a)
200,000	Ser. 2017, 5.00%, due 12/1/2036	230,656	(a)
400,000	Ser. 2017, 5.00%, due 12/1/2037	461,254	(a)
2,000,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/2026	2,073,270
	New York St. Env. Facs. Corp. Solid Waste Disp. Rev. (Casella Waste Sys. Inc. Proj.)
500,000	Ser. 2014, 2.88%, due 12/1/2044 Putable 12/3/2029	519,770	(a)
500,000	Ser. 2020-R-1, 2.75%, due 9/1/2050 Putable 9/2/2025	518,451
1,000,000	New York St. HFA Rev., Ser. 2020-H, 2.45%, due 11/1/2044	936,565
660,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/2027	662,655
1,045,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/2027	1,068,623
2,000,000	New York St. Trans. Dev. Corp. Fac. Rev. (Empire St. Thruway Svc. Areas Proj.), Ser. 2021, 4.00%, due 4/30/2053	2,196,058
1,500,000	New York St. Trans. Dev. Corp. Spec. Fac. Ref. Rev. (American Airlines, Inc.-John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031	1,515,114
2,000,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2033	2,308,008
1,545,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A, 4.00%, due 7/1/2041	1,605,254
	New York St. Trans. Dev. Corp. Spec. Fac. Rev. Ref. (JFK Int'l Arpt. Term. 4 Proj.)
100,000	Ser. 2020-A, 4.00%, due 12/1/2042	108,138
500,000	Ser. 2020-C, 4.00%, due 12/1/2042	547,615
785,000	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/2022	796,270
300,000	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/2026 Pre-Refunded 5/1/2022	303,365

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Fund Inc.^

(Unaudited) (cont’d)

Principal Amount		Value
$1,000,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Proj.), Ser. 2018-A, 4.75%, due 11/1/2042	$1,026,124	(a)
1,100,000	Niagara Falls City Sch. Dist. Ref. Cert. of Participation (High Sch. Fac.), Ser. 2015, (AGM Insured), 4.00%, due 6/15/2026	1,166,637
	Niagara Frontier Trans. Au. Rev. Ref. (Buffalo Niagara Int'l Arpt.)
375,000	Ser. 2019-A, 5.00%, due 4/1/2037	441,783
350,000	Ser. 2019-A, 5.00%, due 4/1/2038	412,438
350,000	Ser. 2019-A, 5.00%, due 4/1/2039	411,173
	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.)
1,250,000	Ser. 2019-A, (AGM Insured), 3.00%, due 12/1/2044	1,280,730
2,000,000	Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	2,221,675
500,000	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred), Ser. 2017, 5.00%, due 4/15/2057	574,986
1,410,000	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/2028	1,455,029
1,980,000	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due 11/1/2025	2,095,205
1,750,000	Suffolk Tobacco Asset Securitization Corp. Ref. (Tobacco Settle Asset Backed Sub. Bonds), Ser. 2021-B-1, 4.00%, due 6/1/2050	1,896,656
70,000	Triborough Bridge & Tunnel Au. Spec. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/2024	72,509
	TSASC Inc. Rev. Ref.
580,000	Ser. 2017-A, 5.00%, due 6/1/2028	678,174
3,000,000	Ser. 2017-A, 5.00%, due 6/1/2041	3,399,248
3,000,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	3,220,618
1,000,000	Westchester Co. Local Dev. Corp. Ref. Rev. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/2030	992,542	(a)
	Westchester Co. Local Dev. Corp. Ref. Rev. (Westchester Med. Ctr.)
825,000	Ser. 2016, 5.00%, due 11/1/2030	923,306
1,000,000	Ser. 2016, 3.75%, due 11/1/2037	1,032,460
1,000,000	Westchester Co. Local Dev. Corp. Rev. (Purchase Sr. Learning Comm., Inc. Proj.), Ser. 2021-A, 5.00%, due 7/1/2056	1,046,587	(a)
665,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2049	742,747
		97,090,912
Ohio 0.4%
230,000	So. Ohio Port Exempt Fac. Au. Rev., Ser. 2020-A, 7.00%, due 12/1/2042	258,295	(a)
Puerto Rico 9.6%
850,000	Puerto Rico Ind. Tourist Ed., Med. & Env. Ctrl. Fac. Rev. (Hosp. Auxilio Mutuo Oblig. Group Proj.), Ser. 2021, 5.00%, due 7/1/2032	1,041,825
5,017,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	5,576,528
		6,618,353
South Carolina 0.4%
300,000	South Carolina Jobs-Econ. Dev. Au. Solid Waste Disp. Rev. (AMT-Green Bond-Last Step Recycling LLC Proj.), Ser. 2021-A, 6.50%, due 6/1/2051	301,213	(a)
Texas 0.4%
393,043	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	31,444	(a)(b)
325,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A, 7.25%, due 12/1/2053	240,038	(b)
		271,482
Wisconsin 1.6%
300,000	Pub. Fin. Au. Retirement Fac. Rev. Ref. (Friends Homes), Ser. 2019, 5.00%, due 9/1/2054	332,386	(a)

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Fund Inc.^

(Unaudited) (cont’d)

Principal Amount		Value
$800,000	St. Croix Chippewa Indians of Wisconsin Ref., Ser. 2021, 5.00%, due 9/30/2041	$750,413	(a)
		1,082,799

	Total Municipal Notes (Cost $109,146,662)	113,310,186
UNITS
Liquidating Trust - Real Estate 1.3%
600	CMS Liquidating Trust (Cost $3,105,388)	885,000	*(d)(e)(f)
	Total Investments 165.7% (Cost $112,252,050)	114,195,186
	Other Assets Less Liabilities 1.5%	1,021,905
	Liquidation Preference of Variable Rate Municipal Term Preferred Shares (net of unamortized deferred offering costs of $2,308) (67.2)%	(46,297,692)
	Net Assets Applicable to Common Stockholders 100.0%	$68,919,399

*	Non-income producing security.
(a)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At January 31, 2022, these securities amounted to $10,526,216, which represents 15.3% of net assets applicable to common stockholders of the Fund.
(b)	Defaulted security.
(c)	Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at January 31, 2022.
(d)	Value determined using significant unobservable inputs.
(e)	Security fair valued as of January 31, 2022 in accordance with procedures approved by the Board of Directors. Total value of all such securities at January 31, 2022 amounted to approximately $885,000, which represents 1.3% of net assets applicable to common stockholders of the Fund.
(f)	This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale. At January 31, 2022, this security amounted to $885,000, which represents 1.3% of net assets applicable to common stockholders of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Stockholders as of Acquisition Date	Value as of 1/31/2022	Fair Value Percentage of Net Assets Applicable to Common Stockholders as of 1/31/2022
CMS Liquidating Trust	11/21/2012	$3,105,388	4.1%	885,000	1.3%

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Fund Inc.^

(Unaudited) (cont’d)

The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund's investments as of January 31, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Municipal Notes(a)	$—	$113,310,186	$—	$113,310,186
Liquidating Trust - Real Estate	—	—	885,000	885,000
Total Investments	$—	$113,310,186	$885,000	$114,195,186

(a)	The Schedule of Investments provides a categorization by state/territory.

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 1/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 1/31/2022
Investments in Securities:
Units
Liquidating Trust—Real Estate(c)	$750	$—	$—	$135	$—	$—	$—	$—	$885	$135
Total	$750	$—	$—	$135	$—	$—	$—	$—	$885	$135

(c)	Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair Value at 1/31/2022	Valuation approach	Unobservable input(s)	Input value/range	Weighted average(d)	Impact to valuation from increase in input(e)
Units	$885,000	Income Approach	Discount Rate	10.0%	10.0%	Decrease
		Market Approach	Transaction Price	$20.00	$20.00	Increase

(d)	The weighted averages disclosed in the table above were weighted by relative fair value.

(e)	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^	A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

January 31, 2022

Notes to Schedule of Investments New York Municipal Fund Inc.

(Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman New York Municipal Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in municipal notes and liquidating trust - real estate is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing services to value municipal notes and liquidating trust - real estate include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating the rule.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.

Notes to Schedule of Investments New York Municipal Fund Inc.

(Unaudited) (cont’d)

Other matters:

Russia’s Invasion of Ukraine: Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.